First PacTrust Bancorp, Inc.
FBR Investor Conference
November 30, 2010

Forward-Looking Statements

These materials contain various forward-looking statements that are based on assumptions and describe our future plans and strategies and our expectations. These forward-looking statements are generally identified by words such as "believe," "expect," "intend," "anticipate," "estimate," "project," or similar words. Our ability to predict results or the actual effect of future plans or strategies is uncertain. Factors which could cause actual results to differ materially from those estimated include, but are not limited to; continuation or worsening of current recessionary conditions, as well as continued turmoil in the financial markets; our ability to implement our acquisition strategy and the applicability of the FDIC Statement of Policy on Qualifications for Failed Bank Acquisitions to us; the credit risks of lending activities, which may be affected by further deterioration in the real estate market, may lead to increased loan delinquencies, losses and nonperforming assets in our loan portfolios, and may result in our allowance for loan losses not being adequate to cover actual losses, and require us to materially increase our reserves; changes in general economic conditions, either nationally or in our market area; changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; results of examinations of us by the Office of Thrift Supervision or by other regulatory authorities, including our compliance with our Memorandum of Understanding and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business, including changes in the interpretation of regulatory capital or other rules; our ability to control operating costs and expenses; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; the network and computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; adverse changes in the securities markets; earthquake, fire or other natural disasters affecting the condition of real estate collateral; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; war or terrorist activities; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services and the other risks described as detailed in the Company's reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Financial Projections

This presentation contains projections of financial performance. Such projections are, by nature, based on anticipating future events that cannot be predicted with accuracy and there is no assurance that the projections can or will be achieved. Such projections are also based on certain assumptions made at the time such projections were formulated and may not necessarily be updated for any subsequent developments. Actual results will be dependent upon a number of factors that are beyond the control of the Company and the Bank. Accordingly, the projections should not be viewed as an estimate, prediction or representation as to future results and should not be relied on in making an investment decision. Actual results may differ substantially from the projections. The information contained in this document is for information purposes only and based solely on information and data supplied by the Company and other third party sources. While the information contained in this document is based on sources believed to be reliable, neither the Company nor its representatives have independently verified the facts, assumptions, and estimates contained in this document. Accordingly, no representation or warranty, expressed or implied, is made to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information and opinions contained in this document. Investment results may vary substantially over time and from period to period based on many factors and an investor could lose its entire investment. Past performance is not necessarily indicative of future performance. Prospective investors should consult with their financial, legal, and tax advisors before making any investment decisions.

As used herein, the "Company," "we," "us" and "our" refer to First PacTrust Bancorp, Inc. and the "Bank" refers to Pacific Trust Bank, a wholly owned subsidiary of the Company.

FIRST PACTRUST BANCORP, INC.

Formed in 1941 as Rohr Federal Credit Union

Converted to Mutual S&L Charter in 2000.

Initial Public Offering in 2002 as First PacTrust Bancorp ("FPTB")

Operating strategy focused on portfolio lending.

Largest federally chartered community bank in San Diego county

Completed $60 million private placement in November 2010.

New management and business plan

Positioned for robust organic growth and leadership position in California consolidation.

FIRST PACTRUST BANCORP, INC.

Who are we?

Established Franchise

- Parent of Pacific Trust Bank
- Founded in 1941 with 69 years of continuous operations (public since 2002)
- $862 million in total assets with $706 million in total loans
- 9 banking locations - 6 branches
- $684 million in deposits at 9/30/10
- 1.12% cost of deposits. No brokered funds.
- Funding costs should continue to trend down
- Well capitalized with 14.59%, 20.29 and 21.54% , Tangible, Tier-1 and Total Risk-Based Capital ratios**.

Disciplined Credit

- Average FICO score at origination of 739*
- Average LTV at origination of 58%*
- No construction or subprime loans and limited land loans
- 37 non-performing loans with majority of loans performing as TDRs
- 6 OREO assets ($7.8 million)

Positioned for Growth

- Balance sheet is strong with capacity to originate meaningful volumes of commercial real estate and small business (C&I) loans
- Growth plans are complimentary with regulatory goals.

Ranking for Largest Community Bank Franchises in San Diego by Assets *

NAME (CHARTER TYPE)	12/31/2007	12/31/2008	12/31/2009	MOST RECENT
California Bank & Trust (STATE)	1	1	1	1
Pacific Western Bank (STATE)	2	2	2	2
Imperial Capital Bank (STATE)	3	3	FAIL	FAIL
La Jolla Bank (FEDERAL)	4	4	3	FAIL
San Diego National Bank (FEDERAL)	5	5	FAIL	FAIL
Bank of Internet USA (FEDERAL)	6	6	4	3
PACIFIC TRUST BANK (FEDERAL)	**7**	**7**	**6**	**5**
Torrey Pines Bank (STATE)	8	8	5	4
1st Pacific Bank of California (STATE)	9	10	9	FAIL
Metro United Bank (STATE)	10	9	7	6
Regents Bank (FEDERAL)	11	12	10	7
Silvergate Bank (STATE)	12	11	8	8
Balboa Thrift and Loan Association (STATE)	13	13	12	11
Discovery Bank (STATE)	14	16	NA	NA
Security Business Bank of S.D. (STATE)	15	14	13	12
Home Bank of California (STATE)	16	17	14	15
California Community Bank (STATE)	17	15	11	10
Neighborhood National Bank (FEDERAL)	18	18	16	14
San Diego Trust Bank (STATE)	19	NA	15	13
Rancho Santa Fe Thrift & Loan (STATE)	20	20	NA	NA
Borrego Springs Bank (FEDERAL)	NA	19	20	16
San Diego Private Bank (STATE)	NA	NA	17	17

*** Includes Q3 capital plus net proceeds from private placement*

** As of December 31, 2009*

Investment Thesis


Environment
Balance Sheet
Capital
Management

Community banks with strong and scalable balance sheets, solid capital levels with access to capital markets, and proven management teams with skills in achieving organic and acquisitive growth will thrive in the current economic and regulatory environment and should produce superior returns to shareholders.

- *First PacTrust Bancorp and Pacific Trust Bank far exceed regulatory capital standards*
- *Completed $60 million private placement on November 1, 2010 with TCW Special Situations as lead investor*
- *Placement completed at $11.00 per share or 78.5% of pro forma tangible capital*
- *Bancorp plans to repay $19.3 million of TARP and maintain excess capital to support growth*
- *100% of capital is tangible with no TRUPS or goodwill subject to phase-out.*
- *With pro forma book value of $14.01, FPTB continues to trade at a discount to peers.*


Regulatory Ratios
25.0%
22.5%
20.0%
17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
2.5%
0.0%
14.59%
9.80%
5.00%
20.29%
12.90%
6.00%
21.54%
14.15%
10.00%
15.10%
9.24%
Tier 1 Leverage Ratio
Tier 1 Risk-Based Capital
Total Risk-Based Captial
TCE Ratio
Well Capitalized Min
Status Quo
Pro Forma

Note: Ratios as of 9/30/10. Pro forma capital ratios shown assumes that all net proceeds from 11/1/10 private placement are down streamed to the Bank Current plans include $11.0 million in proceeds down streamed to the Bank with remaining funds held at the holding company. Additional capital will be down streamed to the Bank as necessary.

Asset Quality as of 9/30/10

- $862 million in assets
- $706 million in total loans
- Balance sheet is strong and scalable leaving Pacific Trust Bank with the ability to grow in key product areas.
- 84% of loans are seasoned SFR's located in desirable communities
- ALLL of $17.5MM (2.50%) 100% of SFR portfolio is revalued on a quarterly basis
- All NPA's and TDR's charged-off or reserved to 90% of most recent appraised value
- NPA's and delinquencies have been trending down with bulk of all NPLs in performing TDRs



Loan Breakdown as of 9/30/10
Commercial RE 7.4%
Land 2.5%
Consumer 1.6%
C&I 0.1%
Construction 0.0%
Multi Family 4.8%
1-4 Family 83.7%

Includes $218 million of first trust deed HELOC's known as "Green" mortgages-

Management Team

Officer	Position	Experience
Gregory Mitchell	President & CEO (Bancorp)	25 +
Hans Ganz	President & CEO (Pacific Trust Bank)	25 +
Matt Bonaccorso	EVP & Chief Credit Officer	30 +
Richard Herrin	EVP & Chief Administrative Officer Strategic Operations	20 +
Gaylin Anderson	EVP & Chief Retail Banking Officer	20 +
Chang Liu	EVP & Chief Lending Officer	15 +

- *Team members have previously transformed a small community bank into a multi-billion asset regional bank with 68 offices and robust levels of organic loan production*
- *Team members have been involved in the acquisition and integration of more than 17 banks*
- *Team members posses deep skills and knowledge in unassisted acquisitions and FDIC opportunities.*

Solid earnings fundamentals

- Q3 earnings of $0.66 per share verses consensus estimate of $0.11
- Net interest margin 4.13% for the quarter ended 9/30/2010
  - Driven by lower funding costs and conversion of non-performing loans into earning assets.
- Efficiency ratio of 44.8%
- Strong year-to-date core earnings.
- Positive net earnings for trailing three-years.
  - Strong core earnings have enabled PacTrust Bancorp to charge-off or reserve for credit losses without adversely impacting capital levels throughout the current economic cycle.
- 3.47% dividend yield with price of $11.50 per share (82% of tangible book value)
- Slope of yield curve and execution of business strategy are expected to result in continued improvement in earnings fundamentals

FIRST PACTRUST BANCORP, INC.

Deposits and economic factors

Pacific Trust Bank enjoys a stable funding base and significant opportunities for growth in core banking banking relationships, low cost deposits and increased levels of fee income

- Largest federally chartered community bank headquartered in San Diego
- Economy is showing solid signs of growth from heavy defense spending and continued growth in “Smart Phone” technology (Qualcom) and life sciences.
- $684 million in local deposits
- Average cost of deposits of 1.12% at 9/30/10 and declining
- No brokered funds
- Will seek to take advantage of massive displacement of quality bankers, premium retail banking locations and disaffected consumers.
- Expected to lead to produce solid organic growth with focus on “qualitative” elements.
- Project moderate growth in low cost deposits as Pacific Trust rolls-out small business and community banking initiatives

Bank's Primary Market Area Recovering

First PacTrust's primary market area of San Diego has exhibited strong recovery rates in home prices.


San Diego County Home Prices (1)
160%
140%
120%
100%
80%
60%
40%
20%
0%
2003
2004
2005
2006
2007
2008
2009
2010
2009: 112%
2003: 100%
2008: 94%
2004: 76%
2007: 71%
2005: 67%
2006: 66%
58% Avg LTV
2003
2004
2005
2006
2007
2008
2009

San Diego Market

- Leading Southern California recovery
- 3rd highest home price increase (14%) since 2009 as measured by S&P Case Shiller Home Price index
- Stable economy with vast and growing military presence and robust tech industry

(1) Source: S&P Case Shiller Home Price Index for San Diego County.

Why Invest in First Pac Trust Bancorp?

- Attractive valuations
  - Trading at 82% of tangible book verses 139% of tangible book value for peers.
- Strong dividend
  - 3.47% dividend based on 11/24/10 trading price
- Rational business plan that is expected to produce solid returns for investors without relying on acquisitions of FDIC assisted transactions.
- FPTB's scalable balance sheet, strong capital positions and experienced management team leave the Company well-positioned to become a leading consolidator in California and the west.


Business Plan
Capital
Management

Appendix

Current Stock Price Relative to Peers

FPTB's current trading price of $11.50 (82% of TBV) is at a significant discount to peers

Market Valuation of Comparable Banks (1)

Dividend Paying Banks, < $2.5b in Assets, Raised > $30m since 1/2009					
Company Name	Ticker	State	Stock Price ($)	TBV ($)	Price / TBV
Bank of Kentucky Financial Corporation	BKYF	KY	17.85	15.36	116%
First of Long Island Corporation	FLIC	NY	25.37	19.14	133%
Charter Financial Corporation	CHFN	GA	8.40	5.77	146%
CNB Financial Corporation	CCNE	PA	14.35	8.75	164%
Orrstown Financial Services, Inc.	ORRF	PA	26.35	17.95	147%
Sterling Bancorp	STL	NY	9.32	5.99	156%
Bank of Commerce Holdings	BOCH	CA	3.68	4.83	76%
Oneida Financial Corp.	ONFC	NY	7.84	8.62	91%
MidSouth Bancorp, Inc.	MSL	LA	13.38	11.20	119%
Washington Banking Company	WBCO	WA	12.79	9.90	129%
Lakeland Financial Corporation	LKFN	IN	20.86	14.99	139%
OceanFirst Financial Corp.	OCFC	NJ	12.27	10.60	116%
Pacific Continental Corporation	PCBK	OR	8.72	8.15	107%
Tower Bancorp, Inc.	TOBC	PA	23.43	21.02	111%
Univest Corporation of Pennsylvania	UVSP	PA	18.68	13.06	143%
CenterState Banks, Inc.	CSFL	FL	6.80	7.18	95%
Cardinal Financial Corporation	CFNL	VA	10.50	7.33	143%
Average					**125%**
Median					**116%**
First PacTrust Bancorp					
Pro Forma TBV	**FPTB**	**CA**	**11.50**	**14.01**	**82%**

(1) Source: SNL. Core earnings defined as pre-tax, pre-provision earnings and 2010 projection is per 8-k released on July 27, 2010. Stock prices as of 11/24/.2011

Franchise Map and Branches


Maywood
Commerce
LOS ANGELES
Rowland Heights
Mira Loma
Rubidoux
SAN BERNARDINO
Bell Gardens
Downey
La Habra
Los Serranos
Riverside
Moreno Valley
Beaumont
Cherry Valley
Lynwood
Norwalk
Fullerton
Norco
Banning
Compton
Corona
Woodcrest
Home Gardens
CALIFORNIA
West Carson
Buena Park
Anaheim
Perris Reservoir
Stanton
Garden Grove
Santa Ana
Perris
San Jacinto
Long Beach
Fountain Valley
ORANGE
Irvine
Santiago Peak
Sun City
Hemet
Homeland
Valle Vi
Huntington Beach
Costa Mesa
Lake Elsinore
Mission Viejo
Newport Beach
Laguna Hills
Aliso Viejo
Laguna Niguel
Wildomar
Lake Skinner
Laguna Beach
Murrieta
Dana Point
Temecula
San Juan Capistrano
San Clemente
Agua Tibia Wilderness
Fallbrook
Pala I.R.
Santa Catalina Island
Channel Islands
Gulf of Santa Catalina
Vista
Oceanside
Carlsbad
San Marcos
Escondido
Encinitas
Solana Beach
Del Mar
Ramona
Rosemo
Poway
San Vice Reservo
Pacific Ocean
Lake Miramar
Santee
Lakesi
Bostonia
La Mesa
El Cajon
San Diego
Lemon Grove
National City
Coronado
Chula Vist
Imperial Beach
Agua Caliente
Tijuana

Temecula Branch



Riverside Branch



Rancho Bernardo Branch



El Cajon Branch



Balboa Branch



Chula Vista Main Branch



Chula Vista Admin Center



Mini Branches

Chula Vista



Riverside



Pacific Trust Bank Loan Composition

Pacific Trust Bank's loan portfolio consists predominantly of 1-4 family loans making up 84% of the Bank's gross loans.

Loan Breakdown as of 9/30/10


Commercial RE 7.4%
Land 2.5%
Consumer 1.6%
C&I 0.1%
Construction 0.0%
Multi Family 4.8%
1-4 Family 83.7%

Loan Locations


Nevada
Chico
Reno
Yuba City
Carson City
505
Santa Rosa
Davis
Sacramento
Petaluma
Concord
Stockton
San Francisco
Modesto
California
Santa Cruz
Madera
Watsonville
Fresno
Salinas
Death Valley National Park
Hanford
Visalia
Las Vegas
Porterville
5
San Luis Obispo
Bakersfield
15
Mojave National Preserve
Santa Maria
Lompoc
Long Beach
Mission Viejo
Tecate

Non-Performing Asset Overview as of 9/30/10

Of the $58.1 million in NPAs, nearly 43% are TDRs and the $7.8 million in REOs consist of 6 properties. (1)

Non-Performing Asset Analysis


$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$58.1m
($24.9m)
($7.8m)
$25.4m
($17.6m)
($3.6m)
$5.0m
Current Non-Perf Assets
TDRs
OREOs
Non-Perf Loans
Loan Loss Reserves
Tax Adjustment
Net NPL Exposure (2)

(1) Non-performing Assets (NPA) = Non-performing Loans (NPLs) + OREOs.
(2) Net NPL Exposure is NPLs net of loan loss reserves and tax adjustment.

Non-Performing Loans (NPLs) as of 9/30/10

Non-Performing Loans (NPLs)			
Loan Type	# of Loans	Book Value	Average Loan Size
1-4 Family Subtotal	25	$15,536,740	$621,470
Multi-Family Subtotal	6	1,976,639	329,440
CRE Subtotal	1	1,392,107	1,392,107
C&I Subtotal	-	-	-
Land Subtotal	3	6,461,700	2,153,900
Other Subtotal	2	6,364	3,182
Total	**37**	**$25,373,550**	**$685,772**

- Pacific Trust Bank has 37 credits that are currently non-performing for a total balance of $25.4 million
- Pacific Trust Bank completes an impairment analysis on all non-performing loans and establishes reserves or completes charge-offs to reduce the net carrying value of each asset to no more than 91% of the most recent value

Note: Troubled debt restructurings not included, however, see next slide for breakdown.

FIRST PACTRUST BANCORP, INC.

Troubled Debt Restructurings (TDRs) as of 9/30/10

Non-Performing Loans (TDRs)			
Loan Type	# of Loans	Book Value	Average Loan Size
1-4 Family Subtotal	20	$10,309,914	$515,496
Multi-Family Subtotal	2	8,501,677	4,250,839
CRE Subtotal	-	-	-
C&I Subtotal	-	-	-
Land Subtotal	3	5,948,400	1,982,800
Other Subtotal	3	150,256	50,086
Total	**28**	**$24,910,247**	**$889,652**

- Pacific Trust Bank has completed troubled debt restructurings (TDRs) for 28 properties valued at $24.9 million
- Most TDRs are performing as agreed, however, they must do so for 6-12 consecutive months in order to be removed from the NPA category
- All TDRs have been recently appraised with net loan balance (net of specific reserves or charge-offs) of no more than 90% of appraised value

FIRST PACTRUST BANCORP, INC.

OREOs as 9/30/10

- Pacific Trust Bank holds 6 OREO assets with a net value of $7.8 million
- 5 REO assets are for SFR (all have been appraised in 2010)
  - 4 SFR are located in San Diego and 1 is located in Rancho Santa Fe
  - 2 SFR are currently in escrow to be sold, an another one is leased through May 2011
- 1 REO asset is a construction loan
  - Asset has been charged-off / reserved to a level equal to 36% of the bank's initial loan amount

All OREO is carried at levels no more than 90% of the most recent appraised value.

Securities Overview

Investment Portfolio @ 09/30/2010

CUSIP #	Investment	Lowest Rating	Maturity Date	Est. Avg Life	Original Face Value	Coupon Rate	Par/Principal Value	Purchase Price	Book Yield	Current Book Value
Pacific Trust Bank Security Portfolio (Bank)										
	Government/Agency Securities:									
3128X7MN1	FHLMC Note	AAA	05/05/2011	0.6 Years	5,000,000	3.500%	5,000,000	104.2180	1.372%	5,062,747
	Total Government/Agency Notes				5,000,000	3.500%	5,000,000		1.372%	5,062,747
	Mortgage-Backed Securities:									
22944BDK1	CSMC 2007-5 7A2	BBB	10/25/2024	3.5 Years	2,300,000	5.000%	1,223,668	97.0000	5.943%	1,186,958
02640CAE5	AGFMT 2009-1 A5	AA	09/25/2048	2.8 Years	5,000,000	5.750%	5,000,000	102.0000	5.001%	5,094,478
76110HTX7	RALI 2004-QS7 A3	AAA	05/25/2034	2.7 Years	2,000,000	5.500%	1,152,685	100.6250	5.208%	1,159,322
05948KCR8	BOAA 2003-5 2A1	A	07/25/2018	3.0 Years	3,800,000	5.000%	1,027,453	100.6250	4.730%	1,033,491
12667FU45	CWALT 2005-J1 4A1	B+	08/25/2017	2.2 Years	20,000,000	6.000%	2,364,034	100.9063	5.474%	2,384,827
74958EAA4	RFMSI 2006-S12 1A1	B+	12/25/2021	2.8 Years	5,160,000	5.500%	1,483,021	102.1563	4.093%	1,514,337
12643CCA7	CSMC 2010-1R 17A1	AAA	06/27/2036	0.7 Years	3,758,000	4.750%	2,749,287	101.2500	1.928%	2,767,931
2254W0PE9	CSFB 2005-11 8A1	B	12/25/2035	1.4 Years	3,000,000	5.250%	1,463,863	97.5000	6.322%	1,432,647
12643CGA3	CSMC 2010-1R 49A1	AAA	07/27/2036	1.2 Years	2,559,000	4.750%	2,118,160	101.3750	2.508%	2,136,766
46633PAJ1	JPMRR 2009-7 5A1	AAA	02/27/2037	2.0 Years	3,335,000	6.000%	2,652,886	98.1406	6.547%	2,607,553
74928QAT3	RBSSP 2009-9 8A4	AAA	10/26/2037	2.7 Years	1,296,444	6.000%	1,115,909	95.1875	7.812%	1,066,740
12642JCG0	CSMC 2009-11R 3A1	AAA	10/26/2037	2.6 Years	4,990,000	6.500%	3,962,975	96.9375	7.778%	3,848,657
92922F4A3	WAMU 2005-AR14 1A1	BB-	12/25/2035	0.7 Years	4,050,000	4.771%	977,351	81.5000	13.401%	853,451
07384YMB9	BSABS 2003-AC5 A2	AAA	10/25/2033	4.8 Years	11,460,000	5.000%	2,522,618	83.2500	8.382%	2,114,770
05955EAK9	BAFC 2009-R4A 2A4	AAA	07/26/2035	1.4 Years	2,910,438	5.250%	1,342,058	87.5000	9.757%	1,214,191
74928FAD2	RBSSP 2009-3 1A4	AAA	11/26/2035	1.2 Years	3,000,000	5.500%	1,607,486	86.7500	9.482%	1,434,188
74928EAC7	RBSSP 2009-2 2A1	AAA	05/26/2036	1.4 Years	5,000,000	5.500%	3,133,116	89.2500	11.453%	2,822,240
12667GQS5	CWALT 2005-20CB 4A1	B-	07/25/2020	3.3 Years	12,000,000	5.250%	4,432,339	81.5000	12.044%	3,670,692
743873BK6	PFMLT 2005-2 1A1A	BB-	10/25/2035	6.3 Years	9,000,000	2.820%	2,347,782	78.7500	10.142%	1,851,873
74928DAG0	RBSSP 2009-1 4A1	AAA	10/26/2035	1.1 Years	2,500,000	5.500%	1,218,327	90.5000	10.683%	1,135,481
12669D2Z0	CWHL 2003-HYB2 2A1	AAA	07/19/2033	2.0 Years	20,000,000	3.964%	1,664,899	81.0000	10.535%	1,350,411
05954KAJ1	BAFC 2008-R3 3A4	AAA	01/25/2037	2.1 Years	6,000,000	6.000%	4,309,242	87.8125	10.455%	3,864,017
32051GFV2	FHAMS 2005-FA1 2A1	B+	02/25/2020	3.5 Years	22,376,000	5.000%	8,355,534	81.8750	11.212%	6,989,137
863576CE2	SASC 2005-6 4A1	B	05/25/2035	3.6 Years	6,595,000	5.000%	2,514,862	69.5000	13.633%	1,761,574
	Total Non-Agency CMOs/REMICs				162,089,882	5.296%	60,739,555		8.262%	55,295,731
38374VQ77	GNR 2009-50 A	AAA	08/20/2036	1.2 Years	9,950,000	5.500%	6,051,177	104.5625	2.400%	6,298,346
31358LV94	FNMA REMIC 1992-30 F	AAA	03/25/2022	3.4 Years	2,000,000	0.781%	3,144	99.9688	0.786%	3,144
362095HK0	GNMA 62334	AAA	07/15/2013	0.8 Years	100,000	12.000%	379	100.0000	12.000%	379
	Total Agency MBS/CMO/REMICs				12,050,000	5.498%	6,054,699		2.400%	6,301,869
	Total Mortgage Backed Securities					5.314%	66,794,254		7.662%	61,597,600
	Total Negotiable Securities					5.188%	71,794,254		7.185%	66,660,347
First Pactrust Bancorp Securities Portfolio (Holding Company)										
	Re-REMIC Accural Tranches:									
05955EAJ2	BAFC 2009-R4 2A3	NR	07/26/2035	3.0 Years	359,718	5.250%	390,812	0.5000	0.000%	0
74928FAC4	RBSSP 2009-3 1A3	NR	11/26/2035	3.3 Years	409,090	5.500%	444,187	0.5000	0.000%	0
74928EAD5	RBSSP 2009-2 2A2	NR	05/26/2036	3.7 Years	1,896,551	5.500%	2,077,977	0.5000	0.000%	0
74928DAH8	RBSSP 2009-1 4A2	NR	10/26/2035	2.7 Years	277,777	5.500%	305,768	0.5000	0.000%	0
05954KAN2	BFAC 2008-R3 3A3	NR	01/25/2037	10.4 Years	3,230,769	6.000%	3,605,405	0.5000	0.000%	0
	Total Re-REMIC Z Tranches				6,173,905	5.750%	6,824,148		0.000%	0
	Total Mortgage Backed Securities					5.750%	6,824,148		0.000%	0
	Total Negotiable Securities					5.750%	6,824,148		0.000%	0

Non-GAAP Financial Information

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include tangible common equity, tangible common equity per share.

Tangible common equity and tangible common equity per share are calculated by excluding preferred equity from stockholders' equity and excluding any intangible assets (of which we currently have none) from assets. We believe that this is consistent with the treatment by the Office of Thrift Supervision, our regulatory agency, which excludes any intangible assets from the calculation of risk-based capital ratios. Accordingly, management believes that these non-GAAP financial measures provide information to investors that is useful in understanding the basis of our risk-based capital ratios.

Reconciliations of the non-GAAP measures to the comparable GAAP measures are provided below.

The following table presents a reconciliation of tangible common equity to stockholders' equity (dollars in thousands):

	As of 9/30/10		Pro Forma (1)	
Stockholders' equity:	$	98,867	$	135,869
Less: Intangible assets		0		0
Tangible equity		98,867		135,869
Less: Preferred equity		(19,123)		0
Tangible common equity	$	79,744	$	135,869

(1) Giving effect to estimated net proceeds from private placement of $56.15 million. Assumes net proceeds used in part to redeem TARP preferred stock.

Non-GAAP Financial Information (Cont.)

The following table presents a reconciliation of tangible common equity per share to stockholders' equity per share:

	As of 9/30/10	Pro Forma (1)
Stockholders' equity per share:	$ 23.29	$ 14.01
Less: Effect of intangible assets	0.00	0.00
Tangible equity per share	23.29	14.01
Less: Preferred equity	(4.50)	0.00
Tangible common equity per share	$ 18.79	$ 14.01

(1) Giving effect to estimated net proceeds from private placement of $56.15 million. Assumes net proceeds are used in part to redeem TARP preferred stock.